                                               EXHIBIT 10.3



                   SUPPLEMENTAL AGREEMENT


      SUPPLEMENTAL AGREEMENT, dated as of January 20,  1998,

by  and between Occidental Petroleum Corporation, a Delaware corporation  (the "Seller"), and KN Energy, Inc.,  a  Kansas corporation (the "Buyer").



                    W I T N E S S E T H:
                    - - - - - - - - - -


      WHEREAS, the Seller and the Buyer have entered into  a

Stock Purchase Agreement dated as of December 18, 1997  (the

"SPA").   Capitalized terms used but not  otherwise  defined

herein  shall have the respective meanings ascribed  thereto in the SPA;



      WHEREAS, the Seller and the Buyer desire to supplement

the  SPA,  including,  but  not limited  to,  Section  5.3.7 thereof,  with  regard  to  the  transfer  of  MidCon  Power

Services Corp., a Delaware corporation ("MPSC"); and



      WHEREAS, the Seller and the Buyer have agreed that the

Seller  shall cause a dividend to be paid to it of  all  the outstanding capital stock of MPSC and that the Seller  shall transfer  all the issued and outstanding shares  of  capital stock of MPSC to the

Buyer   as  more  fully  described  in  the  Stock  Transfer

Agreement,  substantially in the form of Exhibit  I  hereto;

and



      WHEREAS, the MidCon Corp. ESOP Trust has consented  to

and  approved the dividend and separate transfer of the MPSC

Shares (as defined in Section 1.2 below);



      NOW,  THEREFORE, in consideration of, and subject  to,

the  mutual  covenants,  agreements,  terms  and  conditions herein contained, the Parties agree as follows:



                          ARTICLE I
                  STOCK TRANSFER AGREEMENT
                  ------------------------

1.   Sale of MPSC.  The Seller and the Buyer agree to enter
     ------------
into the Stock Transfer Agreement concurrently with the

execution of this Supplemental Agreement and the Seller

shall cause the following to occur prior to the dividends

contemplated by the Stock Transfer Agreement:



     1.1  MidCon Gas Services Corp. (a Delaware corporation

which is a wholly owned subsidiary of MidCon, which is the

sole shareholder of MPSC and which is referred to herein as

"MGS") shall contribute one million eight hundred thousand

dollars to the capital of MPSC;

     1.2  The Seller shall contribute to MidCon a cash

amount equal to the book value of MGS's investment in all

the issued and outstanding shares of Common Stock of MPSC

("MPSC Shares") determined in accordance with GAAP after

giving effect to the contribution pursuant to Section 1.1.



     1.3  Dennis Lawler, an employee of another MidCon

Subsidiary, shall be transferred and become an employee of

MPSC during a period commencing on the date hereof and

ending on the earlier of the closing for the sale by the

Seller of the MPSC Shares to the Buyer pursuant to the Stock

Transfer Agreement (the "MPSC Closing") or the Termination

Date;



     1.4  After the dividend of the MPSC Shares to the

Seller pursuant to the Stock Transfer Agreement, MPSC shall

advance the cash contributed to MPSC by MGS to the Seller in accordance with the MidCon Power Cash Management Agreement

which was entered into between the Seller and MPSC in

accordance with Section 4.1.2 of the Stock Transfer

Agreement.



                         ARTICLE II
                         COVENANTS
                         ----------

     2.1  Covenants by the Seller.
          -----------------------

          2.1.1       Amendments to Intercompany Agreements.
                      -------------------------------------
The Seller shall enter into, and shall cause MidCon and MPSC to  enter  into, amendments or supplements to the  following

Intercompany Agreements to provide the following changes  so as  to  have  MPSC  continue as an entity  deemed  to  be  a

Subsidiary  of  MidCon  for purposes  of  such  Intercompany

Agreements up to and including the Closing:



                (a)  Services Agreement.  "MidCon Consol" as
                     ------------------
defined  in the Services Agreement shall continue to include

MPSC,  and  the Seller shall cause MPSC to agree  to  be  so included.



                (b)   Tax  Sharing Agreement.   The  "MidCon
                      ----------------------
Group"  as  defined  in  the  Tax  Sharing  Agreement  shall continue to include MPSC, and the Seller shall cause MPSC to agree to be so included.



          2.1.2     Intercompany Arrangements for the Period
                    ----------------------------------------
Prior  to  the  MPSC Closing. The Seller, with  the  Buyer's
----------------------------
consent,  shall,  as  soon as reasonably practicable,  cause

MidCon  and MPSC to enter into an agreement similar  to  the

Services  Agreement pursuant to which MidCon  shall  provide office space and facilities and similar services to MPSC.

     2.2  Covenants of Both Parties.
          -------------------------


          2.2.1     Modification of the SPA.  The Seller and
                    -----------------------
the Buyer hereby agree to the following modifications to the

SPA:



                (a)   Section 5.3.7 of the SPA.  The  Seller
                      ------------------------
and  the  Buyer  agree that approval by the  FERC  shall  be required for the transfer of MPSC to the Buyer and that  the

Parties shall file an application for such approval pursuant to  Section 4.2.1 of the Stock Transfer Agreement.  The  SPA

is  hereby  amended  to delete MPSC from the  definition  of

"Significant  Subsidiary" and Section 5.3.7 of  the  SPA  is

amended  to delete the requirement to transfer any employee,

asset or cash of MPSC to the MidCon Management Corp.



                (b)   Section 5.2.3 of the SPA.  The  Seller
                      ------------------------
and the Buyer agree that the provisions of Section 5.2.3  of

the   SPA  shall  continue  to  apply  to  MidCon  and   its

Subsidiaries and shall apply independently for all  purposes of  that Section and the definitions used therein to MPSC as if  (i)  the  references  to  "MidCon"  or  "MidCon  or  its

Subsidiaries" are references to MPSC and (ii) references  to the "Closing" and the "Closing Date" are to the MPSC Closing

and  the Business Day on which the MPSC Closing shall  occur

("MPSC Closing Date"), respectively.

                (c)  Article VI of the SPA.  The Seller  and
                     ---------------------
the  Buyer agree that for all purposes of Article VI of  the

SPA,  MPSC  shall be deemed to be a Subsidiary of MidCon  at all times up to and including the Closing.



               (d)  Article VIII of the SPA.  The Seller and
                    -----------------------
the Buyer agree that for all purposes of Article VIII of the

SPA MPSC shall be deemed to be a "Significant Subsidiary."



                         ARTICLE III
                         TERMINATION
                         -----------

      3.1   Termination.  The  Parties  may  terminate  this
            -----------
Supplemental Agreement before the MPSC Closing as follows:



           (a)   The Buyer and the Seller may terminate this

Supplemental Agreement by mutual written consent.



           (b)  Either Party may terminate this Supplemental

Agreement  either (i) upon the termination of  the  SPA,  or

(ii)  if  the  MPSC Closing shall not have occurred  by  the

Termination Date.

      3.2   Effects  of  Termination.  If this  Supplemental
            ------------------------
Agreement is terminated pursuant to Section 3.1, all further obligations of the Parties under this Supplemental Agreement and the Stock Transfer Agreement will terminate.



      Each Party's right of termination under Section 3.1 is

in addition to any other rights it may have under the SPA or otherwise,  and the exercise of a right of termination  will not be an election of remedies.



                         ARTICLE IV
                        MISCELLANEOUS
                        -------------

     4.1  Preservation of Books and Records.
          ---------------------------------


           (a)   Each  Party  agrees  that  for  the  period

specified in subpart (b) such Party shall take all necessary action  to  ensure that all corporate books and  records  of

MPSC  with respect to periods ending on or before  the  MPSC

Closing  Date in the possession or control of such Party  or

its   Affiliates   shall   be   open   for   inspection   by

representatives  of  the  other Party  at  any  time  during regular  business hours and that the other Party may  during such  statutory  period at its expense  make  such  excerpts therefrom as it may reasonably request.

           (b)   For  the  period of 10 years following  the

Closing Date or such longer period pursuant to Article VI of the SPA, no Party or its Affiliates shall destroy or give up possession of any original or any copy of any of  the  books and  records relating to any matter for which a Party  shall have  any  continuing responsibility under this Supplemental

Agreement or any agreement contemplated by this Supplemental

Agreement  without  first offering to the  other  Party  the opportunity,  at its expense, to obtain such original  or  a

copy  thereof.   During such period,  the  Party  shall  use

reasonable  commercial efforts to cooperate with  the  other

Party  and  make  such books and records  available  to  the employees  and  representatives of the other  Party  to  the extent  that the other Party may reasonably require for  its corporate and other business purposes.



      4.2   Confidentiality.   Each Party and its Affiliates
            ---------------
shall,  and shall cause their respective employees,  agents,

accountants,  legal  counsel and  other  representatives  to perform  and comply with the two Confidentiality  Agreements dated  October  9,  1997 and December 16, 1997  respectively between the Parties.



      4.3   Notices.   All notices and other  communications
            -------
hereunder shall be in writing and shall be deemed given upon

personal   delivery,   facsimile  transmission   (which   is

confirmed)  or  delivery  by  an overnight  express  courier service  (delivery, postage or freight charges prepaid),  or on the fourth day following deposit in the United

States mail (if sent by registered or certified mail, return receipt  requested,  delivery, postage  or  freight  charges

prepaid),   addressed  to  the  parties  at  the   following

addresses (or at such other address for a party as shall  be specified by like notice):



     (a)  if to the Seller:
          Occidental Petroleum Corporation
          10889 Wilshire Boulevard
          Los Angeles, California 90024
          Attention:  General Counsel
          Facsimile Number: (310) 443-6195

     (b)  if to the Buyer:
          KN Energy, Inc.
          P.O. Box 281304
          370 Van Gordon
          Lakewood, Colorado 80228-8304
          Attention:  Vice President
          Facsimile Number: (303) 763-3115


       4.4   Successors  and  Assigns.   No  Party  to  this
             ------------------------
Supplemental  Agreement may assign  any  of  its  rights  or obligations  under this Supplemental Agreement  without  the

express  written  consent of the other  Party  hereto.   Any

assignment in violation of the foregoing shall be  null  and

void.    Subject   to  the  preceding  sentences   of   this

Section  4.4, the provisions of this Supplemental  Agreement

(and,  unless otherwise expressly provided therein,  of  any document  delivered pursuant to or in connection  with  this

Agreement) shall be binding upon and inure to the benefit of the  Parties  and  their  respective legal  representatives,

successors and assigns.

      4.5   Expenses.   Whether  or  not  this  Supplemental
            --------
Agreement  is consummated, all costs and expenses (including legal  fees and expenses) incurred in connection  with  this

Supplemental  Agreement  and the  transactions  contemplated hereby and thereby shall be paid by the Party incurring such expense.



      4.6  Severability. If any term, provision, covenant or
           ------------
restriction  of this Supplemental Agreement  is  held  by  a court  of  competent jurisdiction or other authority  to  be invalid,  void,  unenforceable  or  against  the  applicable regulatory  policy, the remainder of the terms,  provisions,

covenants  and  restrictions of this Supplemental  Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.



     4.7  Construction; Interpretation.
          ----------------------------


          (a)  When a reference is made in this Supplemental

Agreement to an Article, Section, Exhibit or Schedule,  such reference  shall  be  to  an Article,  Section,  Exhibit  or

Schedule  to  this  Supplemental Agreement unless  otherwise indicated.



            (b)    The   words  "include,"  "includes"   and

"including" when used herein shall be deemed in each case to be followed by the words "without limitation."

           (c)   The headings contained in this Supplemental

Agreement  are  for reference purposes only  and  shall  not affect  in  any  way the meaning or interpretation  of  this

Supplemental Agreement.



           (d)   The  Parties  agree  that  they  have  been

represented by counsel during the negotiation and  execution of  this  Supplemental Agreement and,  therefore  waive  the application  of  any  law, regulation, holding  or  rule  of construction  providing that ambiguities in an agreement  or other  document will be construed against the Party drafting such agreement or document.



          (e)  Any reference to any federal, state, local or

foreign statute or law shall be deemed also to refer to  all valid  and  enforceable  rules and  regulations  promulgated thereunder, unless the context requires otherwise.



     4.8  Entire Agreement; Third Party Beneficiaries.  This
          -------------------------------------------
Supplemental  Agreement, the Stock Transfer  Agreement,  the

SPA, those certain Confidentiality Agreements by and between the  Seller  and  the  Buyer  as  more  fully  described  in

Section  4.2  (including the documents and  the  instruments referred  to  herein  and therein) and that  certain  letter agreement  from the Seller to the Buyer dated  December  18,

1997  regarding  compensation of certain  officers  of  MPSC

(a) constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof, and

(b)   are not intended to confer upon any person other  than

the Parties any rights or remedies hereunder.



      4.9   Amendment  and Modification.  This  Supplemental
            ---------------------------
Agreement may not be amended, modified or supplemented,  and

no   amendment  to  this  Supplemental  Agreement  shall  be

effective,  unless  evidenced by an  instrument  in  writing signed by each Party.



      4.10 Governing Law.  This Supplemental Agreement shall
           -------------
be governed and construed in accordance with the laws of the

State of Delaware, without regard to principles of conflicts of law.



      4.11  Waiver of Jury Trial. Each of the Buyer and  the
            --------------------
Seller  hereby irrevocably waive all right to trial by  jury in  any action, proceeding or counterclaim (whether based on contract,  tort or otherwise) arising out of or relating  to this Supplemental Agreement or actions of the Buyer and  the

Seller  in the negotiation, administration, performance  and enforcement hereof.



      4.12 Consent to Jurisdiction and Forum Selection. Each
           -------------------------------------------
Party  hereby  irrevocably agrees that any legal  action  or proceeding  against it or any of its Affiliates arising  out of  this Supplemental Agreement may be brought in the courts of the State of

Delaware, or of the United States of America District  Court

for  Delaware  and  does hereby irrevocably  (a)  designate,

appoint  and empower the Secretary of State of the State  of

Delaware  to  receive  for  and on  behalf  of  it  and  its

Affiliates service of process in the State of Delaware,  and

(b)  consent  to service of process outside the  territorial jurisdiction of such courts in the manner permitted by  law.

In  addition, each Party, on its own behalf and on behalf of its  Affiliates, irrevocably waives (i) any objection  which such  Party or its Affiliates may now or hereafter  have  to the  laying  of  venue  of any suit,  action  or  proceeding arising  out of, or relating to, this Supplemental Agreement brought  in  any such court, (ii) any claim  that  any  such suit,  action  or proceeding brought in any such  court  has been  brought in an inconvenient forum, and (iii) the  right to  object, with respect to any such claim, suit, action  or proceeding  brought in any such court, that such court  does not have jurisdiction over such Party or any other Party.



      4.13 Counterparts. This Supplemental Agreement may  be
           ------------
executed in one or more counterparts, each of which shall be considered  one  and  the same agreement  and  shall  become effective when two or more counterparts have been signed  by each  of  the Parties and delivered to the other  Party,  it being  understood that all Parties need not  sign  the  same counterpart.

     IN  WITNESS  WHEREOF, the Seller  and  the  Buyer  have

caused  this  Supplemental Agreement to be signed  by  their respective officers thereunder duly authorized,  all  as  of the date first written above.



                         OCCIDENTAL PETROLEUM CORPORATION
                         ("Seller")


                         By: D. P. DE BRIER
                             ----------------------------
                        Its: Executive Vice President
[Corporate Seal]
Attest
JOHN W. ALDEN
Assistant Secretary


                         KN ENERGY, INC.
                         ("Buyer")


                         By: H. RICKEY WELLS
                             ----------------------------
                        Its:
[Corporate Seal]
Attest
LINDA L. FINLEY
Assistant Secretary

                          EXHIBIT I
                          ---------
                  STOCK TRANSFER AGREEMENT


     STOCK TRANSFER AGREEMENT, dated as of January 20, 1998,

by  and between Occidental Petroleum Corporation, a Delaware corporation  (the "Seller"), and KN Energy, Inc.,  a  Kansas corporation (the "Buyer").



                    W I T N E S S E T H:
                    - - - - - - - - - -


      WHEREAS, the Seller and the Buyer have entered into  a

Stock  Purchase Agreement dated as of December 18, 1997,  as amended  by  the  Supplemental  Agreement  dated  this  date

(herein  collectively the "SPA"), for the sale  of  all  the issued  and  outstanding shares of capital stock  of  MidCon

Corp., a Delaware corporation ("MidCon");



       WHEREAS,   the   Seller  and   the   Buyer   (herein,

individually,  a  "Party"  and collectively  the  "Parties")

desire  to  transfer all the issued and outstanding  capital stock of MidCon Power Services Corp., a Delaware corporation

("MPSC"),   from  MidCon  to  the  Seller  and  then,   upon

satisfaction of certain conditions, from the Seller  to  the

Buyer as more fully described herein; and

      NOW,  THEREFORE, in consideration of, and subject  to,

the  mutual  covenants,  agreements,  terms  and  conditions herein contained, the Parties agree as follows:



                          ARTICLE I
                          DIVIDEND
                          --------

1.   Dividend of MPSC Shares.  The Seller shall cause the
     -----------------------
following to occur as soon as practicable after the

execution of this Stock Transfer Agreement:



     1.1  MidCon Gas Services Corp. (a Delaware corporation

which is a wholly owned subsidiary of MidCon, which is the

sole shareholder of MPSC and which is referred to herein as

"MGS") shall dividend to MidCon all of the issued and

outstanding capital stock of MPSC ("MPSC Shares"); and



     1.2  MidCon shall dividend the MPSC Shares to the

Seller.



                         ARTICLE II
                 TRANSFER OF THE MPSC SHARES
                 ---------------------------

      2.1  Transfer of the MPSC Shares. Subject to, and upon
           ---------------------------
the  terms  and conditions set forth in this Stock  Transfer

Agreement,  at the MPSC Closing (as hereinafter  defined  in

Section  3.1), the Seller shall assign, transfer and  convey to  the  Buyer, and the Buyer shall acquire from the Seller,

all of the MPSC Shares.

      2.2   Payment of the Purchase Price.  The Buyer  shall
            -----------------------------
pay  to  the  Seller,  as the purchase price  for  the  MPSC

Shares,  an  amount of cash equal to the book value  of  the

Seller's investment in the MPSC Shares determined as of  the date  of  this  Stock Transfer Agreement in accordance  with

United States generally accepted accounting principles.



      2.3  Payment of Loan Balances Following Transfer.  The
           -------------------------------------------
Buyer  shall cause MPSC to pay to the Seller within 30  days of  the  MPSC Closing the amount, if any, determined  to  be payable by MPSC to the Seller in accordance with the  MidCon

Power  Cash  Management Agreement (as defined below).    The

Seller  shall pay to MPSC within 30 days of the MPSC Closing the  amount, if any, determined to be payable by the  Seller to  MPSC in accordance with the MidCon Power Cash Management

Agreement.



      2.4   Investment Purpose.  The Buyer is acquiring  the
            ------------------
MPSC  Shares for its own account and not with a view to  any sale  or distribution thereof in violation of any securities

laws.   The  Buyer  has  no present  intention  of  selling,

distributing  or otherwise disposing of any portion  of  the

MPSC  Shares  in  violation of any  such  laws.   The  Buyer

acknowledges  that the MPSC Shares have not been  registered or  qualified under the Securities Act of 1933, as  amended,

or  any  state  securities laws and may be  sold,  assigned,

pledged  or  otherwise disposed of in the  absence  of  such registration only
pursuant  to  an  exemption from such  registration  and  in accordance with this Stock Transfer Agreement.



                         ARTICLE III
                      THE MPSC CLOSING
                      ----------------

      3.1   Time and Place of the MPSC Closing.  Subject  to
            ----------------------------------
the  satisfaction or waiver of the conditions precedent  set forth  herein, the closing of the transactions  contemplated by  this Stock Transfer Agreement (the "MPSC Closing") shall take  place  at  the offices of the Seller,  10889  Wilshire

Boulevard,  Los  Angeles,  California,  at  10:00  a.m.  Los

Angeles time on February 27, 1998, or at such later Business

Day,  place  and time as the Parties shall agree (the  "MPSC

Closing  Date"),  but no later than June 30,  1998  or  such other date as the Parties may mutually agree in writing (the

"Termination Date").



      3.2   Conditions  Precedent to the Obligation  of  the
            ------------------------------------------------
Buyer.   The obligation of the Buyer to consummate the  MPSC
-----
Closing  shall be subject to satisfaction or waiver,  at  or prior  to  the MPSC Closing, of the conditions set forth  in this Section 3.2.



            3.2.1      Obligations  of  the  Seller  to   be
                       -------------------------------------
Fulfilled.  The Seller shall have performed and complied  in
---------
all  material respects with the covenants required  by  this

Stock  Transfer Agreement to be performed and complied  with by  the  Seller at or prior to the MPSC Closing.  The Seller shall have furnished the Buyer at the MPSC Closing with a certificate dated as of the MPSC Closing Date of two officers of the Seller to the effect set forth above.



           3.2.2      Resignation  of  the  Directors.   All
                      -------------------------------
directors   of  MPSC  shall  have  tendered  their   written

resignations,  effective as of the  MPSC  Closing  Date,  or their term shall have expired prior thereto.



           3.2.3      Transfer of MPSC Shares.   The  Seller
                      -----------------------
shall  have  delivered to the Buyer the  certificates  which represent all the MPSC Shares, together with stock powers or other  transfer documents duly endorsed in the name  of  the

Buyer or its permitted assigns.



      3.3   Conditions  Precedent to the Obligation  of  the
            ------------------------------------------------
Seller.  The obligation of the Seller to consummate the MPSC
------
Closing  shall be subject to satisfaction or waiver,  at  or prior  to  the MPSC Closing, of the conditions set forth  in this Section 3.3.



            3.3.1      Obligations  of  the  Buyer   to   be
                       -------------------------------------
Fulfilled.   The Buyer shall have performed and complied  in
---------
all  material respects with the covenants required  by  this

Stock  Transfer Agreement to be performed and complied  with

by  the  Buyer at or prior to the MPSC Closing.   The  Buyer

shall have furnished the Seller at the MPSC Closing with a certificate dated as of the MPSC Closing Date of two officers of the Buyer to the effect set forth above.



      3.4   Conditions Precedent to the Obligations of  Both
            ------------------------------------------------
Parties.  The obligations of both Parties to consummate  the
-------
MPSC Closing shall be subject to the satisfaction or waiver,

at or prior to the MPSC Closing, of the conditions set forth in this Section 3.4.



           3.4.1      FERC Approval. The Parties shall  have
                      -------------
received  approval, pursuant to Section 203 of  the  Federal

Power  Act,  from  the Federal Energy Regulatory  Commission

("FERC"),  of the transfer by the Seller and acquisition  by the Buyer of all of the MPSC Shares.



           3.4.2      Consents.  All Consents necessary  for
                      --------
the  consummation of the MPSC Closing shall have been filed,

occurred or been obtained and shall be in effect immediately prior  to  and  as  of the MPSC Closing,  except  where  the failure  to obtain such Consents will not materially  impair the ability of either Party to perform its obligations under this  Stock  Transfer  Agreement and will  not  prevent  the consummation of any of the transactions contemplated by this

Stock  Transfer  Agreement.  Any applicable  waiting  period imposed  by  a  governmental entity, including that  imposed under the HSR Act, shall have expired or been terminated.

           3.4.3     Sale of MidCon Capital Stock.  All  the
                     ----------------------------
issued  and  outstanding shares of capital stock  of  MidCon have  been sold by the Seller to the Buyer on or before  the

MPSC Closing Date.



           3.4.4      Litigation.  No temporary  restraining
                      ----------
order,  preliminary  injunction or permanent  injunction  or other  order precluding, restraining, enjoining,  preventing

or   prohibiting   the  consummation  of  the   transactions

contemplated  by  this Stock Transfer Agreement  shall  have been  issued by any federal, state or foreign court or other governmental entity and remain in effect.



           3.4.5      Statutory Requirements.   No  federal,
                      ----------------------
state,  local  or foreign statute, rule or regulation  shall have  been enacted which prohibits the consummation  of  the transactions  contemplated by this Stock Transfer  Agreement or would make the consummation of such transactions illegal.



                         ARTICLE IV
                         COVENANTS
                         ----------

     4.1  Covenants by the Seller.
          -----------------------


           4.1.1      Operation  of  Business.   During  the
                      -----------------------
period from the date of this Stock Transfer Agreement to the

MPSC  Closing Date, except as otherwise contemplated by this

Stock  Transfer Agreement, after consultation with the Buyer if so
provided  below or consented to by the Buyer (which  consent shall  not be unreasonably withheld), the Seller will  cause

MPSC to:



                (a)   carry  on  its business  only  in  the

ordinary  course  consistent with past practice  during  the immediately preceding twelve-month period;



                 (b)    not   amend   its   Certificate   of

Incorporation or By-laws;



                (c)  not acquire by merging or consolidating

with,  or  purchasing substantially all the  assets  of,  or

otherwise   acquiring  any  business  or  any   corporation,

partnership,  association or other business organization  or division thereof which would be material, individually or in the  aggregate,  to  the  business, financial  condition  or results of operations of MPSC;



                (d)   not, except in the ordinary course  of

business,  sell,  lease,  or  otherwise  dispose   of,   nor

voluntarily encumber, any of its assets which are  material,

individually  or  in  the  aggregate,  to  the  business  or financial condition or results of operations of MPSC;



                (e)   except  as  provided for  herein,  not

declare,  set  aside,  make or pay  any  dividend  or  other distribution in respect of its capital stock or purchase  or redeem,  directly or indirectly, any shares of  its  capital stock (other than for cash);

                (f)   not  issue or sell any shares  of  its

capital stock of any class;



                (g)  not incur any indebtedness for borrowed

money  (other than from the Seller), or issue  or  sell  any debt  securities,  other  than in  the  ordinary  course  of

business   consistent   with  past   practice   during   the

immediately preceding twelve-month period;



               (h)  not (i) grant to any officer or director

any increase in any compensation in any form, other than  as is  consistent with prior practice, or in any  severance  or termination pay, or (ii) enter into or amend any  employment agreement with an officer, or (iii) amend the terms  of  any existing  employee benefit plans and agreements (other  than as may be required by applicable law or governmental entity)

or  (iv)  adopt any new employee benefit plan or arrangement in each case for which MPSC will be obligated after the MPSC

Closing unless otherwise agreed or unless necessary to place

MPSC  employees  under  the Seller's plans  for  the  period between the date hereof and the MPSC Closing;



                 (i)    not,  except  for  the  transactions

contemplated by this Stock Transfer Agreement,  directly  or indirectly solicit proposals or offers from any person or initiate or participate in any discussions with any person relating to any acquisition or purchase of all  or  a material  amount  of  the assets of, or any  securities  of,

MPSC;



                (j)   without  prior consultation  with  the

Buyer,  not  enter  into  any other contract  or  commitment having a value in excess of $50 million;



                (j)   without  prior consultation  with  the

Buyer, (i) not enter into any fixed price purchases or sales of  electricity unless they are hedged nor (ii)  enter  into any  commodity futures contract, options or swaps unless the transactions  are  a  hedge  as  defined  in  the  Financial

Accounting  Standard Board Statement of Financial Accounting

Standards  No. 80 or unless the volume in aggregate  at  any time does not exceed 16,800 MWhs.



          4.1.2     Cash Management.
                    ---------------


                Concurrent with the execution of this  Stock

Transfer  Agreement, the Seller shall enter into, and  shall cause  MPSC to enter into an agreement substantially in  the form of Exhibit A hereto, (the "MidCon Power Cash Management

Agreement").



     4.2  Covenants of Both Parties.
          -------------------------

           4.2.1      FERC Approval.   The Parties agree  to
                      -------------
cause MPSC and KN Marketing, Inc. to file an application for approval  under Section 203 and Notice of Changes in  Status under  Section  205 of the Federal Power Act  together  with relevant  documents  with the FERC as  soon  as  practicable following the execution of this Stock Transfer Agreement  to obtain  the  required FERC approval of the transfer  by  the

Seller and acquisition by the Buyer of the MPSC Shares.



           4.2.2     Operation of MPSC's Business. All  cash
                     ----------------------------
and  Deemed  Payments (as defined in the MidCon  Power  Cash

Management  Agreement) required to cover costs, or  expenses relating to, or arising from, MPSC's continued operation  of its  business, shall be provided in the manner set forth  in the  MidCon  Power Cash Management Agreement.  At  the  MPSC

Closing,  the  Buyer  shall provide substitute  commitments,

guarantees  and  indemnities, to  replace  any  commitments,

guaranties  and indemnities entered into by  the  Seller  to

enable   MPSC  to  perform  its  business  operations.    In

connection with the foregoing, the Buyer shall indemnify and hold  harmless  the Seller for any liability  or  obligation that  shall arise from the continued ownership of  the  MPSC

Shares by the Seller at and after the sale by the Seller  of all  the  issued and outstanding shares of capital stock  of

MidCon to the Buyer.



                          ARTICLE V
                         TERMINATION
                         -----------

      5.1  Termination. The Parties may terminate this Stock
           -----------
Transfer Agreement before the MPSC Closing as follows:



           (a)   The Buyer and the Seller may terminate this

Stock  Transfer  Agreement in accordance with  their  mutual written agreement; or



            (b)   Either  Party  may  terminate  this  Stock

Transfer  Agreement  if  the MPSC  Closing  shall  not  have occurred by the Termination Date.



      5.2   Effects of Termination.  If this Stock  Transfer
            ----------------------
Agreement is terminated pursuant to Section 5.1, all further

obligations  of  the  Parties  under  this  Stock   Transfer

Agreement will terminate.



      Each  Party's right of termination under  Section  5.1

will not be an election of remedies.



                         ARTICLE VI
                        MISCELLANEOUS
                        -------------

      6.1   Further  Assurances.  Subject to the  terms  and
            -------------------
conditions  herein provided, each of the Parties  agrees  to use all reasonable commercial efforts to take, or cause to be taken, all action and to do, or cause to be done,  all  things  necessary,  proper  or  advisable  under applicable  laws  and  regulations to  consummate  and  make

effective  the  transactions  contemplated  by  this   Stock

Transfer   Agreement,   including   using   all   reasonable

commercial efforts to obtain all necessary waivers, consents

and   approvals   in   connection  with   any   governmental

requirements  and to effect all necessary registrations  and

filings.   In  case at any time after the MPSC Closing  Date

any  further action is necessary or desirable to  carry  out the  purposes of this Stock Transfer Agreement,  the  proper officers and/or directors of the Seller, the Buyer  or  MPSC shall take all such necessary action.



      6.2   Confidentiality.   Each Party and its Affiliates
            ---------------
shall,  and shall cause their respective employees,  agents,

accountants,  legal  counsel and  other  representatives  to perform  and comply with the two Confidentiality  Agreements dated  October  9,  1997 and December 16, 1997  respectively between the Parties.



      6.3   Notices.   All notices and other  communications
            -------
hereunder shall be in writing and shall be deemed given upon

personal   delivery,   facsimile  transmission   (which   is

confirmed)  or  delivery  by  an overnight  express  courier service  (delivery, postage or freight charges prepaid),  or on  the  fourth  day following deposit in the United  States mail  (if  sent  by  registered or  certified  mail,  return receipt  requested,  delivery, postage  or  freight  charges

prepaid),   addressed  to  the  parties  at  the   following

addresses (or at such other address for a party as shall  be specified by like notice):

     (a)  if to the Seller:
          Occidental Petroleum Corporation
          10889 Wilshire Boulevard
          Los Angeles, California 90024
          Attention:  General Counsel
          Facsimile Number: (310) 443-6195

     (b)  if to the Buyer:
          KN Energy, Inc.
          P.O. Box 281304
          370 Van Gordon
          Lakewood, Colorado 80228-8304
          Attention:  Vice President
          Facsimile Number: (303) 763-3115


      6.4   Successors and Assigns.  No Party to this  Stock
            ----------------------
Transfer   Agreement  may  assign  any  of  its  rights   or

obligations under this Stock Transfer Agreement without  the

express  written  consent of the other  Party  hereto.   Any

assignment in violation of the foregoing shall be  null  and

void.    Subject   to  the  preceding  sentences   of   this

Section 6.4, the provisions of this Stock Transfer Agreement

(and,  unless otherwise expressly provided therein,  of  any document  delivered pursuant to or in connection  with  this

Stock Transfer Agreement) shall be binding upon and inure to the  benefit  of  the  Parties and  their  respective  legal representatives, successors and assigns.



      6.5   Expenses.   Whether or not this  Stock  Transfer
            --------
Agreement  is consummated, all costs and expenses (including legal fees and expenses) incurred in
connection  with  this  Stock  Transfer  Agreement  and  the transactions contemplated hereby and thereby shall  be  paid by the Party incurring such expense.



      6.6  Severability. If any term, provision, covenant or
           ------------
restriction of this Stock Transfer Agreement is  held  by  a court  of  competent jurisdiction or other authority  to  be invalid,  void,  unenforceable  or  against  the  applicable regulatory  policy, the remainder of the terms,  provisions,

covenants  and restrictions of this Stock Transfer Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.



     6.7  Construction; Interpretation.
          ----------------------------


           (a)   When  a  reference is made  in  this  Stock

Transfer  Agreement  to  an  Article,  Section,  Exhibit  or

Schedule,  such  reference shall be to an Article,  Section,

Exhibit or Schedule to this Stock Transfer Agreement  unless otherwise indicated.



            (b)    The   words  "include,"  "includes"   and

"including" when used herein shall be deemed in each case to be followed by the words "without limitation."

          (c)  The headings contained in this Stock Transfer

Agreement  are  for reference purposes only  and  shall  not affect  in  any  way the meaning or interpretation  of  this

Agreement.



           (d)   The  Parties  agree  that  they  have  been

represented by counsel during the negotiation and  execution of  this  Stock Transfer Agreement and, therefore waive  the application  of  any  law, regulation, holding  or  rule  of construction  providing that ambiguities in an agreement  or other  document will be construed against the Party drafting such agreement or document.



          (e)  Any reference to any federal, state, local or

foreign statute or law shall be deemed also to refer to  all valid  and  enforceable  rules and  regulations  promulgated thereunder, unless the context requires otherwise.



     6.8  Entire Agreement; Third Party Beneficiaries.  This
          -------------------------------------------
Stock  Transfer Agreement, the MidCon Power Cash  Management

Agreement, the SPA, those certain Confidentiality Agreements by  and  between  the  Seller and the Buyer  as  more  fully described  in Section 6.2 (including the documents  and  the instruments  referred to herein and therein) (a)  constitute the entire agreement and supersedes all prior agreements and understandings,  both written and oral,  among  the  Parties with respect to the subject
matter hereof, and (b)  are not intended to confer upon  any person  other  than  the  Parties  any  rights  or  remedies hereunder.



      6.9   Amendment and Modification.  This Stock Transfer
            --------------------------
Agreement may not be amended, modified and supplemented, and no  amendment  to  this Stock Transfer  Agreement  shall  be effective,  unless  evidenced by an  instrument  in  writing signed by each Party.



      6.10  Governing  Law.  This Stock  Transfer  Agreement
            --------------
shall be governed and construed in accordance with the  laws of  the  State of Delaware, without regard to principles  of conflicts of law.



      6.11  Waiver of Jury Trial. Each of the Buyer and  the
            --------------------
Seller  hereby irrevocably waive all right to trial by  jury in  any action, proceeding or counterclaim (whether based on contract,  tort or otherwise) arising out of or relating  to this  Stock Transfer Agreement or actions of the  Buyer  and the  Seller  in the negotiation, administration, performance and enforcement hereof.



      6.12 Consent to Jurisdiction and Forum Selection. Each
           -------------------------------------------
Party  hereby  irrevocably agrees that any legal  action  or proceeding  against it or any of its Affiliates arising  out of  this  Stock  Transfer Agreement may be  brought  in  the courts of the State of Delaware, or of the United States  of

America District Court for Delaware and does hereby irrevocably (a) designate, appoint and empower the

Secretary  of State of the State of Delaware to receive  for and on behalf of it and its Affiliates service of process in the State of Delaware, and (b) consent to service of process outside the territorial jurisdiction of such courts  in  the manner  permitted by law.  In addition, each Party,  on  its own  behalf, irrevocably waives (i) any objection which such

Party  may now or hereafter have to the laying of  venue  of any  suit, action or proceeding arising out of, or  relating to, this Stock Transfer Agreement brought in any such court,

(ii)  any  claim  that any such suit, action  or  proceeding

brought   in  any  such  court  has  been  brought   in   an

inconvenient  forum,  and (iii) the right  to  object,  with respect  to  any  such  claim, suit,  action  or  proceeding brought  in  any such court, that such court does  not  have jurisdiction over such Party or any other Party.



     6.13 Counterparts. This Stock Transfer Agreement may be
          ------------
executed in one or more counterparts, each of which shall be considered  one  and  the same agreement  and  shall  become effective when two or more counterparts have been signed  by each  of  the Parties and delivered to the other  Party,  it being  understood that all Parties need not  sign  the  same counterpart.



     IN  WITNESS  WHEREOF, the Seller  and  the  Buyer  have

caused  this Stock Transfer Agreement to be signed by  their respective officers thereunder duly authorized,  all  as  of the date first written above.

                         OCCIDENTAL PETROLEUM CORPORATION
                         ("Seller")

                         By:
                             -------------------------------
                         Its:
[Corporate Seal]
Attest

                         KN ENERGY, INC.
                         ("Buyer")

                         By:
                             -------------------------------
                         Its:
[Corporate Seal]
Attest

                          EXHIBIT A
                          ---------
           MIDCON POWER CASH MANAGEMENT AGREEMENT


      MIDCON  POWER CASH MANAGEMENT AGREEMENT, dated  as  of

January  20, 1998 (this "Agreement") by and among OCCIDENTAL

PETROLEUM  CORPORATION,  a Delaware corporation  ("Seller"),

and  MIDCON  POWER  SERVICES CORP., a  Delaware  corporation

("MPSC").



      WHEREAS,  MPSC  is  a wholly-owned Subsidiary  of  the

Seller;



       WHEREAS,   the  Seller  currently  provides   certain

financing,  and  cash management services  to  MidCon  Corp.

("MidCon"), a Delaware corporation and formerly the indirect sole shareholder of MPSC;



      WHEREAS, MPSC has requested the Seller to continue  to

provide financing and cash management services in connection with MPSC's ongoing business and financial needs;



      WHEREAS,  in consideration of the Seller's and  MPSC's

desire  to  memorialize their financing and cash  management arrangements  as  more specifically set  forth  herein,  the parties hereto have agreed to enter into this Agreement.

      NOW,  THEREFORE,  in consideration  of  the  foregoing

premises and for other good and valuable consideration,  the receipt  and  sufficiency of which are hereby  acknowledged,

the parties hereto agree as follows:



                          ARTICLE 1
                          ---------
                         Definitions
                         -----------

     1.1  Definitions.  The following capitalized terms used
          -----------
in  this Agreement shall have the meanings set forth  below.

Defined  terms  in  this  Agreement  shall  include  in  the singular  number  the plural and in the  plural  number  the singular.

          "Business Day"  shall mean any day not a Saturday,
           ------------
Sunday   or  legal  holiday  or  a  day  on  which   banking

institutions  are authorized or required  by  law  or  other government actions to close in New York City or Los Angeles,

California; provided that the term "Business Day" shall also exclude any day on which banks are not open for dealings  in

Dollar Deposits in the London Interbank Market.

           "Closing Date" shall mean the Business  Day  upon
            ------------
which  the  sale  by  the Seller of all of  the  issued  and outstanding shares of capital stock of MidCon to KN  Energy,

Inc. shall occur.

            "Concentration  Account"  shall  mean  the  bank
             ----------------------
account  of  MPSC  which reflects the  net  end-of-day  cash balance of funds collected and disbursed by MPSC.

          "Deemed Payments" shall mean payments deemed to be
           ---------------
made under this Agreement (a) by MPSC to (i) the Seller  and

(ii)  during  the period up to, but excluding,  the  Closing

Date,  to  MidCon Consol, or (b) to MPSC by the Seller,  and

(ii)  during  the period up to, but excluding,  the  Closing

Date, by MidCon Consol, as the case may be.

           "Facilities"  shall  mean,  collectively,  the  X
            ----------
Facility and the Y Facility.

           "Intercompany  Cash Management  Agreement"  shall
            ----------------------------------------
mean the Intercompany Cash Management Agreement dated as  of

November 20, 1996 by and among the Seller and MidCon.

           "LIBOR Rate" shall mean, for any period, the  one
            ----------
month London Interbank Offered Rate as reported in The  Wall

Street Journal for the last business day of the prior  month on  which  day  the  London interbank market  was  open  for dealings.

           "Loans"  shall mean, collectively, the X Facility
            -----
Loans and the Y Facility Loans.

           "MGSC"  shall  mean MidCon Gas Services  Corp,  a
            ----
Delaware corporation.

           "MidCon Consol" shall mean MidCon and all of  its
            -------------
Subsidiaries  which  are part of its consolidated  financial

statements  during  the  period  after  the  date  of   this

Agreement.

          "MPSC Obligations" shall mean all amounts owing to
           ----------------
the  Seller  from  time to time under or in connection  with this Agreement including, without
limitation,  the net outstanding amount of  the  Y  Facility

Loans,   together  with  all  accrued  and  unpaid  interest

thereon.

          "MPSC Closing Date" shall mean the Business Day on
           -----------------
which  the  MPSC Closing as defined in Section  3.1  of  the

Stock Transfer Agreement shall occur.

           "Net  Outstanding Balance" shall mean as  of  any
            ------------------------
date and for any Loan the balance of such Loan, after giving effect  to  (i) the netting of payments and Deemed  Payments under the X Facility and Y Facility against one another,  as contemplated  pursuant to Section 2.4, (ii) the  recognition of  the  Loans in accordance with Sections 2.5 and  2.6  and

(iii) if such date is the end of a month or the MPSC Closing

Date,  the  Deemed  Payments recognized in  accordance  with

Sections 2.2, 2.3, 2.7 and 2.10.

           "Oxy Consol" shall mean the Seller and all of its
            ----------
consolidated Subsidiaries other than MidCon Consol.

           "Seller's  Obligations" shall  mean  all  amounts
            ---------------------
owing  by the Seller to MPSC from time to time under  or  in

connection   with   this   Agreement   including,    without

limitation,  the net outstanding amount of  the  X  Facility

Loans,   together  with  all  accrued  and  unpaid  interest

thereon.

           "Stock  Transfer Agreement" shall mean the  Stock
            -------------------------
Transfer  Agreement dated as of January [15],  1998  by  and between the Seller and KN Energy, Inc.

          "X Facility" shall mean the loan facility provided
           ----------
to the Seller by MPSC pursuant to Section 2.2.

          "X Facility Loans" shall mean loans by MPSC to the
           ----------------
Seller pursuant to Section 2.2.

          "Y Facility" shall mean the loan facility provided
           ----------
to MPSC by the Seller pursuant to Section 2.3.

           "Y Facility Loans" shall mean loans by the Seller
            ----------------
to MPSC pursuant to Section 2.3.



                          ARTICLE 2
                          ---------
                         Facilities
                         ----------

           2.1   On  and  after the date  hereof  until  the

earlier of the MPSC Closing or the termination of the  Stock

Transfer  Agreement,  MPSC  hereby  engages  the  Seller  to provide, and the Seller hereby agrees to provide or cause to be provided to and for the benefit of MPSC the financing and cash  management services the Seller currently  provides  to

MidCon Consol.



          2.2  X Facility Loans.  (a) Commencing on the date
               ----------------
hereof  to  but not on or after the MPSC Closing Date,  MPSC

agrees,  subject  to  the  terms  and  provisions  of   this

Agreement,  to  make  loans  to  the  Seller  (such   loans,

individually  an "X Facility Loan" and collectively  the  "X

Facility Loans").  MPSC shall make X Facility Loans on  each

Business Day in an aggregate principal amount which equals (i) the net excess cash balance in the Concentration

Account, if positive, (ii) any other amounts transferred  to the Seller as of the close of business on each such Business

Day and (iii) any Deemed Payments made from time to time  by

MidCon  Consol (prior to the Closing) and by the  Seller  to

MPSC.     The  Seller  shall  cause  any  interest   bearing

principal balance due to MPSC from MGSC as of the  close  of business  on  the last day prior to the date  hereof  to  be deemed  to be repaid as of the date of this Agreement,  with

MPSC deemed to have advanced such amount to the Seller as an

X  Facility Loan on such date.  The X Facility Loans  shall,

for  the  period up to the Closing, include a Deemed Payment as  at the end of each month and as at the MPSC Closing  for all amounts which are Deemed Payments under the Intercompany

Cash  Management Agreement from MidCon Consol to Oxy  Consol

for  amounts  owed  by MidCon Consol to  MPSC.   The  Seller

promises  to  repay all X Facility Loans from time  to  time

owing  to  MPSC  in  accordance  with  the  terms  of   this

Agreement, and such X Facility Loans shall automatically  be repaid by the application against such outstanding amount of any outstanding balance of the Y Facility Loans under the  Y

Facility.    Notwithstanding   the   foregoing,   the    Net

Outstanding  Balance  of  the  X  Facility  Loans  shall  be determined after the application of Section 2.4.



                (b)   The date and amount of each X Facility

Loan  made by MPSC to the Seller, and each payment or Deemed

Payment  made  by  the Seller to MPSC on account  of  any  X

Facility Loan, shall be recorded by the

Seller  and  MPSC on their respective books of  account,  it being understood, however that failure by the Seller or MPSC to  make, or any error in making, any such record shall  not

(i)  affect  the Seller's liability hereunder in respect  of any  Seller's Obligations, or (ii) constitute the  discharge of  the  Seller  for any payment or Deemed  Payment  by  the

Seller to MPSC on account of any Seller's Obligation.



           2.3  Y Facility Loans.    (a)  Commencing on  the
                ----------------
date  hereof  to, but not including, the MPSC Closing  Date,

the  Seller  agrees, subject to the terms and provisions  of

this   Agreement,  to  make  loans  to  MPSC  (such   loans,

individually  a  "Y Facility Loan" and collectively  the  "Y

Facility Loans").  The Seller shall make Y Facility Loans on each  Business  Day in an aggregate principal  amount  which equals  (i)  the amount of funds required to  eliminate  any negative  balance in the Concentration Account in accordance with Section 2.6 and (ii) any Deemed Payments made from time to  time  from MPSC to the Seller or to MidCon  Consol.  The

Seller  shall  cause any interest bearing principal  balance due  to  MGSC from MPSC as of the close of business  on  the last  day prior to the date hereof to be deemed to be repaid as of the date of this Agreement, with Seller deemed to have advanced  such amount to MPSC as a Y Facility Loan  on  such date.  The Y Facility Loans shall, for the period up to  the

Closing,  include a Deemed Payment as at  the  end  of  each month  and as at the MPSC Closing for all amounts which  are

Deemed Payments under the Intercompany Cash

Management  Agreement from Oxy Consol to MidCon  Consol  for amounts owed by MPSC to MidCon Consol.  MPSC irrevocably and unconditionally promises to repay all Y Facility Loans  from time  to  time  owing to the Seller in accordance  with  the terms of this Agreement.



                (b)   The date and amount of each Y Facility

Loan  made  by  the  Seller to MPSC, and each  payment  made thereon,  shall be recorded by the Seller and MPSC on  their respective  books of account, it being understood,  however,

that failure by the Seller or MPSC to make, or any error  in

making,  any  such  record  shall  not  (i)  affect   MPSC's

liability  hereunder in respect of any MPSC Obligations,  or

(ii)  constitute the discharge of MPSC for  any  payment  or

Deemed Payment by MPSC to the Seller on account of any  MPSC

Obligation.



           2.4  Right of Offset and Netting of Balances.  In
                ---------------------------------------
respect  of  the X Facility and the outstanding  X  Facility

Loans  and  the  Y Facility and the outstanding  Y  Facility

Loans,  the Seller and MPSC, as the case may be, shall  have the  right  of  offset, exercised at any time,  against  the other of any amounts owed by MPSC to the Seller, and by  the

Seller  to MPSC, as the case may be, which offset  shall  be deemed  a  prepayment  of  outstanding  amounts  under  such

Facilities.   Payments  and  Deemed  Payments  under  the  X

Facility and the Y Facility will be netted against the other on  a  daily basis to provide a Net Outstanding Balance,  if any, under one of such Facilities.

          2.5  Payments to the Seller from the Concentration
               ---------------------------------------------
Account.   (i)  On each Business Day, MPSC agrees to  direct
-------
its  concentration bank to transfer the excess cash, if any,

at  the  end  of  any  Business Day from  its  Concentration

Account  to one or more accounts of the Seller at such  bank or  banks  as  may  from time to time be designated  by  the

Seller.  All such funds so transferred, after giving  effect to the application of such amounts against the amounts under

Section  2.4, shall be deemed an X Facility Loan under  this

Agreement.



                (ii)  The  Seller shall, on a  daily  basis,

credit  MPSC on its books of account for cash received  from the  Concentration  Account.  The Seller  shall,  consistent with  its  current practice, use the same standard  of  care with  respect to all funds received by it from MPSC  as  the

Seller uses for its own funds.



           2.6   Payments to MPSC from the Seller.  (i)   On
                 --------------------------------
each  Business Day, the Seller agrees to transfer  funds  to the Concentration Account to eliminate any negative balance,

in  such  account at the end of any Business Day.  All  such funds so transferred, after giving effect to the application of  such amounts against the amounts under Section 2.4 shall be deemed a Y Facility Loan under this Agreement.

               (ii) MPSC shall, on a daily basis, credit the

Seller  on  its  books of account for cash received  in  its

Concentration   Account  from  the  Seller.    MPSC   shall,

consistent with its current practice, use the same  standard of  care with respect to all funds received by it on  behalf of the Seller and MPSC uses for its own funds.



          2.7  Repayment of Loans.  (i)  The net outstanding
               ------------------
amount of each Loan shall become due and payable in full  on the MPSC Closing Date.



                (ii) Payment of the Loan Balance.  Within 30
                     ---------------------------
days  after the MPSC Closing, MPSC shall pay the amount,  if any, by which the Y Loans outstanding as of the MPSC Closing exceed  the  X Loans outstanding at such date, plus  accrued interest  in  accordance with Section 2.9,  and  the  Seller shall  pay  the  amount,  if  any,  by  which  the  X  Loans outstanding  as  of  the MPSC Closing  exceed  the  Y  Loans

outstanding   at  such  date,  plus  accrued   interest   in

accordance with Section 2.9



               (iii)     Application of Funds.



                     (a)  Deemed Payments made on behalf  of

obligations  due to and from the Seller and MPSC,  including all amounts due under this

Agreement  and cash flows to and from the Seller  and  MPSC,

will  in  each case be reflected as X Facility Loans  and  Y

Facility  Loans.   Deemed Payments shall  be  recognized  on

dates as required in this Agreement.



                     (b)   Funds received by the Seller from

MPSC  under  this  Agreement  will  be  applied,  first,  to repayment  of amounts outstanding under the Y Facility,  and second,  as  an X Facility Loan to the Seller under  Section

2.2.



                     (c)   Funds received by MPSC  from  the

Seller  under  this  Agreement will be  applied,  first,  to repayment  of amounts outstanding under the X Facility,  and second, as a Y Facility Loan to MPSC under Section 2.3.



           2.8   Evidence of Debt.  (a) The Seller and  MPSC
                 ----------------
shall  maintain  an  account  or  accounts  evidencing   the

indebtedness  of  MPSC to the Seller and of  the  Seller  to

MPSC,  as  the case may be, resulting from each  Loan,  from time  to  time,  including  the  amounts  of  principal  and interest  payable  and paid from time  to  time  under  this

Agreement.



                 (b)   The  entries  made  in  the  accounts

maintained  pursuant to paragraph (a) of  this  Section  2.8 shall, to the extent permitted by
applicable law, be prima facie evidence of the existence  of

the   Seller's  Obligations  and  MPSC  Obligations  therein

recorded; provided, however, that the failure of the  Seller or MPSC to maintain such accounts or any error therein shall not  in any manner affect the obligation to repay the  Loans in accordance with their terms.



           2.9   Interest Rate.  Net outstanding amounts  in
                 -------------
respect  of the Facilities shall accrue interest at the  per annum rates set forth below:



                (a)   Net Outstanding Balance in respect  of

each X Facility Loan shall bear interest at a rate per annum equal to the LIBOR Rate plus 0.25%.



                (b)  Net Outstanding Balances in respect  of

each Y Facility Loan shall bear interest at a rate per annum equal to the LIBOR Rate plus 0.75%.



          2.10 Calculation of Net Outstanding Balances.  (a)
               ---------------------------------------
Interest  on Net Outstanding Balances in respect  of  the  X

Facility  and  the  Y Facility shall be  calculated  on  the weighted average daily Net Outstanding Balance, if  any,  of each such Facility.

                (b)   The amount of interest calculated  for

any  Loan shall be paid as a Deemed Payment and included  in the  beginning outstanding balance of either an  X  Facility

Loan  or  a Y Facility Loan, as applicable, as of the  first day  of the next succeeding month or the MPSC Closing  Date,

whichever is earlier.



           2.11 Computation of Interest.  Interest shall  be
                -----------------------
computed, with respect to the LIBOR Rate, on the basis of  a year of 360 days and actual days elapsed.



                          ARTICLE 3
                          ---------
                        Miscellaneous
                        -------------

          3.1  Governing Law; Submission to Jurisdiction.
               -----------------------------------------


                (a)   THIS  AGREEMENT  AND  THE  RIGHTS  AND

OBLIGATIONS  OF THE PARTIES HEREUNDER SHALL BE GOVERNED  BY,

AND  CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE  LAWS

OF  THE  STATE  OF NEW YORK, WITHOUT REGARD TO CONFLICTS  OF

LAWS PRINCIPLES.

                (b)   Any  legal  action or proceeding  with

respect to this Agreement and any action for enforcement  of any judgment in respect thereof may be brought in the courts of  the state of New York or of the United States of America for the District of New York, and, by execution and delivery of  this  Agreement, MPSC hereby accepts for itself  and  in respect of its property, generally and unconditionally,  the non-exclusive  jurisdiction  of  the  aforesaid  courts  and

appellate   courts  from  any  thereof.   MPSC   irrevocably

consents  to  the  service of process  out  of  any  of  the aforementioned  courts in any such action or  proceeding  by the  mailing  of copies thereof by registered  or  certified mail,  postage  prepaid, to MPSC at its  address  set  forth

opposite  its  signature  below.   MPSC  hereby  irrevocably

waives  any objection which it may now or hereafter have  to the  laying  of  venue  or any of the aforesaid  actions  or proceedings  arising  out  of or  in  connection  with  this

Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or  claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

Nothing herein shall affect the right of the Seller to serve process  in any other manner permitted by law or to commence legal  proceedings or otherwise proceed against MPSC in  any other jurisdiction.



          3.2  Assignment.    Neither this Agreement nor any
               ----------
right  granted hereunder shall be assigned by  either  party either voluntarily or by operation of
law without the other party's written consent, which may  be granted or withheld in such party's sole discretion, and any attempted assignment without such consent shall be void  and of no effect whatsoever.



           3.3  Amendment, Waiver, Etc.   This Agreement may
                -----------------------
be  amended,  waived  or  modified  only  by  an  instrument executed by all the parties hereto.  No failure or delay  on the  part  of the Seller in exercising any right,  power  or remedy  hereunder  shall operate as a  waiver  thereof,  nor shall  any  single or partial exercise of  any  such  right,

power  or  remedy.   The remedies provided  for  herein  are

cumulative and are not exclusive of any remedies that may be available  to  the Seller.  Any waiver of any  departure  by

MPSC  from  the  terms of any provision of  this  Agreement,

shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand  on

MPSC  in any case shall entitle MPSC to any other or further notice or demand in similar or other circumstances.



            3.4    Headings.   The  section   headings   and
                   --------
subheadings  contained in this Agreement are  for  reference purposes only and will not affect in any manner the  meaning or interpretation of this Agreement.



          3.5  Notices.  Any notices or other communications
               -------
provided  for  under this Agreement (and,  unless  otherwise expressly provided therein, under
any document delivered pursuant to this Agreement) shall  be given  in  writing and shall be deemed duly given  upon  (a)

transmitter's  confirmation  of  receipt  of   a   facsimile

transmission, (b) confirmed delivery by a standard overnight carrier  or when delivered by hand or (c) the expiration  of five business days after the day when mailed by certified or registered  mail, postage prepaid, addressed to the  parties at  the following addresses (or at such other address as the parties hereto shall specify by like notice):



     (A)  To the Seller:

               Occidental Petroleum Corporation
               10889 Wilshire Boulevard
               Los Angeles, CA  90024
               Attention: General Counsel
               Telecopier No: (310) 443-6684

     (B)  To MPSC:

               MidCon Power Services Corp.
               701 East 22nd Street
               Lombard, IL  60148-5072
               Attention: Vice President
               Telecopier No:  (630) _________


           3.6   Counterparts.  For the convenience  of  the
                 ------------
parties,  this  Agreement may be executed  in  two  or  more counterparts, each of which shall be deemed an original, but all  of  which  together shall constitute one and  the  same instrument.

            3.7   Severability.   If  any  term,  provision,
                  ------------
covenant or restriction of this Agreement is held by a court

of   competent   jurisdiction  to  be   invalid,   void   or

unenforceable,  the  remainder  of  the  terms,  provisions,

covenants and restrictions of this Agreement shall remain in full force and effect to the fullest extent permitted by law and shall in no way be affected, impaired or invalidated.



           3.8  Further Assurances.  MPSC agrees that at any
                ------------------
time  and from time to time, upon the request of the Seller,

MPSC  will  execute and deliver to the Seller  such  further instruments  and  documents, and do such  further  acts  and things,  as  the Seller may reasonably request in  order  to effectuate fully the purposes of this Agreement.



           3.9   Entire Agreement.  This Agreement  and  the
                 ----------------
Stock  Transfer  Agreement constitute the  entire  agreement between  the  parties  hereto with respect  to  the  subject

matter   hereof   and   supersedes  all   prior   documents,

understandings and agreements, oral or written, relating  to this  transaction.  No promises, representations, warranties or covenants not included in this Agreement have been or are relied upon by any party hereto.



           3.10  Binding  Agreement.  This  Agreement  shall
                 ------------------
become  effective when it shall have been  executed  by  the

Seller and MPSC and shall be binding
upon  and  inure  to the benefit of the parties  hereto  and their respective permitted successors and assigns.



      IN  WITNESS WHEREOF, each party hereto has caused  its

duly   authorized  officer  to  execute  and  deliver   this

Agreement as of the date first above written.


                    OCCIDENTAL PETROLEUM CORPORATION

                    By__________________________________
                       Name:
                       Title:




                    MIDCON POWER SERVICES CORP.

                    By____________________________
                       Name:
                       Title: